UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2015

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Cleveland and Cookeville, Tennessee Territory Expansion Transaction. On January 30, 2015, Coca-Cola Bottling Co. Consolidated (the “Company”) announced the closing on the same date of the Cleveland and Cookeville, Tennessee territory expansion transaction (the “Cleveland/Cookeville Transaction”) contemplated by the previously disclosed Asset Purchase Agreement entered into by the Company with Coca-Cola Refreshments USA, Inc., a wholly owned subsidiary of The Coca-Cola Company, on December 5, 2014. A copy of the Company’s news release announcing the closing of the Cleveland/Cookeville Transaction is attached hereto as Exhibit 99.1.

The closing of the Cleveland/Cookeville Transaction represents the latest phase of the proposed franchise territory expansion described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company that is described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 16, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Incorporated By Reference To

99.1	News Release, dated January 30, 2015.	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: January 30, 2015	By:	/s/ James E. Harris
James E. Harris
Senior Vice President, Shared Services and Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
January 30, 2015	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To

99.1	News Release, dated January 30, 2015.	Filed herewith.